SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 17, 2004

Southern Community Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-50252	58-2639705

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 North Jeff Davis Drive, Fayetteville, Georgia 30214

(Address of Principal Executive Offices, including Zip Code)

(770) 461-4365

(Registrant’s Telephone Number, including Area Code)

Item 5.  Other Events and Required FD Disclosure.

     On August 17, 2004, Southern Community Bancshares, Inc., issued a press release announcing a stock dividend, the opening of new offices, and mid year results. A copy of the press release is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(c)     Exhibits

99.	Press Release of Registrant, dated August 17, 2004, announcing stock dividend, the opening of new offices, and mid year results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 17, 2004	SOUTHERN COMMUNITY BANCSHARES, INC.

	By:	/s/ Leslye L. Grindle Leslye L. Grindle Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Document
99	Press Release of Registrant, dated August 17, 2004, announcing stock dividend, the opening of new offices, and mid year results